UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

HCP, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California	90806
(Address of Principal Executive Offices)	(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

HCP is revising its historical consolidated financial statements. Reclassification and presentation changes have been made for the results of properties sold or held for sale reclassified to discontinued operations. During the nine months ended September 30, 2010, HCP classified 13 additional properties to held for sale and reported revenues, expenses and net gains from the sale of these properties as discontinued operations for each period presented. Additionally, all prior period interest expense has been reclassified to be presented as a component of “costs and expenses,” rather than as a component of “other income (expense),” on the consolidated income statements to address comments received from the Securities and Exchange Commission staff. These reclassifications have no material effect on HCP’s reported net income applicable to common stockholders.

Accordingly, this Current Report on Form 8-K updates Items 6, 7 and 8 of HCP’s 2009 Annual Report on Form 10-K (“2009 10-K”) to reflect the additional properties classified as held for sale during the nine months ended September 30, 2010 and the reclassification of interest expense. No attempt has been made to update matters in the 2009 Form 10-K except to the extent expressly provided above.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being incorporated by reference herein or filed herewith:

23.1                                           Consent of Ernst & Young LLP

99.1                                           HCP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data for the year ended December 31, 2009

101.INS                      XBRL Instance Document

101.SCH                 XBRL Taxonomy Extension Schema Document

101.CAL                 XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF                   XBRL Taxonomy Extension Definition Linkbase Document

101.LAB                 XBRL Taxonomy Extension Labels Linkbase Document

101.PRE                   XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, Inc.
(Registrant)

Date: November 2, 2010	By:	/s/ THOMAS M. HERZOG
Thomas M. Herzog
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Attached as exhibits to this Form 8-K are the documents listed below:

23.1	Consent of Ernst & Young LLP

99.1

HCP’s updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data for the year ended December 31, 2009

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document